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                               EXHIBIT 10.47(a)

                              AMENDMENT NO. 1 TO

                     BUILD-TO-SUIT OFFICE LEASE AGREEMENT

                   BETWEEN WELLS OPERATING PARTNERSHIP, L.P.

                                      AND

                     PENNSYLVANIA CELLULAR TELEPHONE CORP.
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               AMENDMENT NO. 1 TO BUILD-TO-SUIT LEASE AGREEMENT
               ------------------------------------------------


     This AMENDMENT NO. 1 TO BUILD-TO-SUIT LEASE AGREEMENT ("Amendment No. 1") is made this 15/th/ day of September, 1998, by and among WALSH HIGGINS NO. 33, L.P., a Pennsylvania limited partnership ("Landlord"), PENNSYLVANIA CELLULAR TELEPHONE CORP., a North Carolina corporation, and WALSH, HIGGINS & COMPANY, an Illinois corporation ("Contractor").

                                   Recitals
                                   --------

     A. Landlord, Tenant and Contractor entered into that certain Build-To-Suit Lease Agreement ("Lease") dated September 26, 1997, pursuant to the terms of which Landlord let to Tenant and Tenant leased from Landlord those certain premises comprised of a four (4)-story office facility containing approximately 81,859 square feet ("Initial Improvements") located on approximately 10.5 acres of land in Susquehanna Township, Dauphin County, Pennsylvania which were required to be constructed by Contractor. All capitalized terms in this Amendment No. 1 not otherwise defined herein shall be as defined in the Lease.

     B. The Lease provides that, subject to Permitted Delays, the Delivery Date for the Initial Improvements was anticipated to be September 1, 1998.

     C. Landlord and Tenant desire to modify the Lease to provide that the anticipated Delivery Date is October 1, 1998.

     NOW, THEREFORE, for and in consideration of the mutual covenants and conditions contained in this Amendment No. 1, Ten and 00/100 Dollars, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1.  Recitals - Amendment.  The foregoing Recitals are deemed to form a part
         --------------------
of this Amendment No. 1 as if fully restated herein. This Amendment No. 1 is made a part of the Lease, and, except as specifically amended pursuant to this Amendment No. 1, all of the terms, provisions and conditions of the Lease shall apply to this Amendment No. 1 as if fully restated herein.

     2.  Delivery Date.    Notwithstanding anything contained in Section 1.1 of
         -------------
the Lease or elsewhere in the Lease to the contrary, the anticipated Delivery Date and therefore the anticipated Initial Term Commencement Date is October 1, 1998. As a result, the anticipated Initial Term Termination Date is September 30, 2008.
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     3.  Modification of Sections 2.5(a) and 2.6.  Sections 2.5(a) and 2.6 of
         ---------------------------------------
the Lease is hereby modified to provide that wherever the date of "September 1, 1998" appears in said Sections 2.5(a) and 2.6, it shall be changed to be "October 1, 1998."

     4.  No Change in Rent; No Permitted Delays.  Landlord and Tenant each
         --------------------------------------
acknowledge and agree that the extension of the several relevant dates pursuant to this Amendment No. 1 shall not result in (i) an increase in the Rent, or (ii) a Change Order. Landlord and Tenant waive any and all claims each has or may have had for Permitted Delays in respect to events occurring prior to the date of this Amendment No. 1. Landlord and Tenant each acknowledge that there are pending Scope Changes that may result in future Change Orders.

     5.  No Further Amendment.  Except as specifically amended by this Amendment
         --------------------
No. 1, all of the remaining terms, provisions and conditions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment No. 1 is executed by Landlord, Tenant and Contractor as of the day and year first above written.


LANDLORD:                               TENANT:

Walsh Higgins No. 33, L.P.,             Pennsylvania Cellular Telephone
a Pennsylvania limited partnership      Corp., a North Carolina corporation


By: /s/ Gerald A. Pientka               By: /s/ Richard C. Rowlenson
   ---------------------------------       -------------------------------
CONTRACTOR:                                Vice President

Walsh, Higgins & Company, an
Illinois corporation


By: /s/ Gerald A. Pientka
  ----------------------------------

                                       2
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                              GUARANTOR'S CONSENT
                              -------------------


     Pursuant to the terms of that certain Build-To-Suit Office Agreement Guaranty ("Guaranty"), dated September 26, 1997, Vanguard Cellular Financial Corp., a North Carolina corporation ("Guarantor") guarantied for the benefit of the Landlord the payment and performance obligations of Tenant under the terms of the Lease. Guarantor, as of the date of the Amendment No. 1, hereby consents to the Amendment No. 1 and agrees that the terms, provisions and conditions of the Amendment No. 1 shall form part of Lease, the obligations of Tenant thereunder are guarantied by Guarantor pursuant to the provisions of the Guaranty.


                                            GUARANTOR:

                                            Vanguard Cellular Financial Corp.,
                                            a North Carolina corporation



                                            By: /s/ Richard C. Rowlenson
                                               ---------------------------------
                                               Vice President